                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MULTIPLE ZONES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                     [LOGO]

                       MULTIPLE ZONES INTERNATIONAL, INC.
                              707 SOUTH GRADY WAY
                         RENTON, WASHINGTON 98055-3233

                                                                  April 14, 1999

Dear Shareholder:

    You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Multiple Zones International, Inc. on Thursday, April 29, 1999, at 3:00 p.m., local time, at the Company's corporate headquarters, which are located at 707 South Grady Way, Renton, Washington 98055. You will find a map showing directions to the meeting on the inside back cover of this booklet.

    At the Annual Meeting, you will be asked to elect five directors to the Company's Board of Directors, approve the Company's 1999 Director Stock Option Plan, approve the Company's Amended and Restated 1993 Stock Incentive Plan and consider and vote on other matters. The Notice of the 1999 Annual Meeting of Shareholders and the Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

    Your Board of Directors unanimously recommends that you vote FOR the election of the nominated directors and FOR each of the proposals presented in the Proxy Statement.

    Whether or not you plan to attend, we hope you will have your stock represented at the Annual Meeting. In order to do so, please mark, sign, date and return your proxy card in the enclosed, postage-prepaid envelope as soon as possible. Your stock will be voted in accordance with any instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                          Sincerely yours,

                                          FIROZ H. LALJI
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       MULTIPLE ZONES INTERNATIONAL, INC.
                              707 SOUTH GRADY WAY
                         RENTON, WASHINGTON 98055-3233

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 1999

                             ---------------------

To the Shareholders of Multiple Zones International, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Multiple Zones International, Inc., a Washington corporation (the "Company"), will be held on Thursday, April 29, 1999, at 3:00 p.m. local time, at the Company's corporate headquarters, which are located at 707 South Grady Way, Renton, Washington 98055, for the following purposes:

    1. To elect five members of the Board of Directors to hold office until the next Annual Meeting or until their respective successors are elected and qualified.

    2.  To approve the Company's 1999 Director Stock Option Plan.

    3.  To approve the Company's Amended and Restated 1993 Stock Incentive Plan.

    4. To vote upon a proposal to ratify the appointment of PriceWaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 1999.

    5. To transact such other business as may properly come before the Annual Meeting.

    The Board of Directors has fixed the close of business on Monday, March 8, 1999, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record on that date will be entitled to vote at the Annual Meeting, and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company's principal office.

                                          By Order of the Board of Directors

                                          PETER J. BIERE
                                          SENIOR VICE PRESIDENT--FINANCE AND
                                          SECRETARY

Renton, Washington
April 14, 1999

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE ANNUAL MEETING.

                                     [LOGO]

                       MULTIPLE ZONES INTERNATIONAL, INC.
                              707 SOUTH GRADY WAY
                         RENTON, WASHINGTON 98055-3233

                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 1999

                             ---------------------

GENERAL

    This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Multiple Zones International, Inc. (the "Company"), for use at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 29, 1999, or at any adjournments or postponements thereof. The Annual Meeting will be held at 3:00 p.m. local time, at the Company's corporate headquarters, which are located at 707 South Grady Way, Renton, Washington 98055, for the purposes set forth in the accompanying Notice of Annual Meeting.

    This Proxy Statement and the accompanying form of proxy are being mailed to the shareholders of the Company on or about April 14, 1999.

    If the accompanying form of proxy is properly signed, dated and returned, the shares represented by the proxy will be voted in accordance with instructions specified on the proxy card. In the absence of instructions to the contrary, such shares will be voted for election to the Board of all of the nominees listed in this Proxy Statement and named in the form of proxy, for approval of the Company's 1999 Director Stock Option Plan, for approval of the Company's Amended and Restated 1993 Stock Incentive Plan, and for each other proposal described in this Proxy Statement. Any shareholder executing a proxy has the power to revoke it at any time before it is voted by (i) delivering written notice of revocation to the Secretary of the Company, (ii) executing and delivering to the Company another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting.

OUTSTANDING SECURITIES AND VOTING RIGHTS

    Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), at the close of business on March 8, 1999 are entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had 13,277,477 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock underlying abstentions and broker non-votes will be considered present for the purpose of calculating a quorum. Holders of Common Stock are not entitled to cumulate votes in the election of directors.

    Under Washington law and the Company's charter documents, if a quorum is present, the five nominees for election to the Board who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected directors. The affirmative vote of a majority of shares cast in person or by proxy at the Annual Meeting is required for approval of any other matters submitted to a vote of shareholders. Abstentions will have no effect on the election of directors, since no votes will be cast in favor of any nominee. There can be no broker non-votes in the election of directors, since brokers have discretionary authority to vote with respect to this matter. Abstentions and broker non-votes will have no effect on the proposals to approve the 1999 Director Stock Option Plan and the Amended and Restated 1993 Stock Incentive Plan, since approval is based solely on the number of votes actually cast.

PROXY VOTING AND REVOCATION

    Shares for which proxies are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted on the proxy or, in the absence of directions to the contrary, such shares will be voted "FOR" the election of the nominees to the Board and "FOR" approval of each other proposal set forth in this Proxy Statement. It is not expected that matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

    Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and electing to vote in person.

            STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER HOLDERS

    The following table sets forth, to the extent known by the Company, the beneficial ownership of the Common Stock as of March 8, 1999, by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock ("Holder"), (ii) each director (including all nominees for director), (iii) each executive officer named in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group.

    Each of the named persons and members of the group has sole voting and investment power with respect to the shares shown, except as noted below.

                                                                                       NO. OF SHARES
                                                                                       BENEFICIALLY       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                                       OWNED         OWNED(1)
-----------------------------------------------------------------------------------  -----------------  -----------
Firoz H. Lalji(2)(3)...............................................................       3,805,000          28.76%
Najma Lalji

Sadrudin J. Kabani(4)(5)...........................................................       3,730,300          28.20%
Almas S. Kabani

Dimensional Fund Advisors, Inc.(6).................................................         846,900           6.40%

Peter J. Biere(7)..................................................................          91,024          *

John T. Carleton(8)................................................................          57,841          *

Lorne G. Rubis(9)..................................................................          31,000          *

Mark A. Bradley(10)................................................................           9,000          *

John H. Bauer(11)..................................................................           6,300          *

Kathleen S. Pushor(12).............................................................          10,000          *

Richard E. Carter..................................................................               0          *

John E. DeFeo(13)..................................................................             625          *

All directors and executive officers as a group (12 persons)(14)...................       8,607,082          63.54%

------------------------

   * Less than 1%

 (1) Shares subject to an option are not deemed outstanding for purposes of computing the percentage ownership of any person other than the person holding the option.

 (2) The address for each of these shareholders is 707 South Grady Way, Renton, Washington 98055-3233.

 (3) Includes 5,000 shares subject to options exercisable within 60 days after March 8, 1999. Excludes 7,500 shares subject to options not exercisable within such period. Also excludes 6,000 shares held in trust for Mr. Lalji's children.

 (4) Mr. Kabani's address is 4648 - 95(th) Avenue, N.E., Bellevue, Washington 98004.

 (5) Excludes 2,500 shares subject to options not exercisable within such period. Also includes 50,000 shares held of record by the Almas and Sadru Kabani Foundation.

 (6) The address for this shareholder is 1299 Ocean Avenue, 11(th) Floor, Santa Monica, California 90401. The information in this table regarding this shareholder is based on a report on Schedule 13G filed with the Securities and Exchange Commission.

 (7) Includes 96,023 shares subject to options exercisable within 60 days after March 8, 1999. Excludes 71,983 shares subject to options not exercisable within such period.

 (8) Includes 5,000 shares subject to options exercisable within 60 days after March 8, 1999. Excludes 12,500 shares subject to options not exercisable within such period.

 (9) Includes 31,000 shares subject to options exercisable within 60 days after March 8, 1999. Excludes 115,176 shares subject to options not exercisable within such period.

 (10) Includes 9,000 shares subject to options exercisable within 60 days after March 8, 1998. Excludes 66,000 shares subject to options not exercisable within such period.

 (11) Includes 5,000 shares subject to options exercisable within 60 days after March 8, 1999. Excludes 12,500 shares subject to options not exercisable within such period.

 (12) Excludes 7,500 shares subject to options not exercisable within 60 days after March 8, 1999.

 (13) Includes 625 shares subject to options exercisable within 60 days after March 8, 1999.

 (14) Includes 170,740 shares subject to options exercisable within 60 days after March 8, 1999. Excludes 421,302 shares subject to options not exercisable within such period.

                     PROPOSAL NO. 1:  ELECTION OF DIRECTORS

    In accordance with the Company's Bylaws, the Board has fixed the number of directors constituting the Board at five. Under this proposal, a Board consisting of five directors will be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

    The Board has unanimously approved the nominees named below, all of whom are members of the current Board. Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the five nominees of the Board named below. Although the Board anticipates that all of the nominees will be available to serve as directors, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board.

       THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES UNDER PROPOSAL NO. 1.

NOMINEES FOR DIRECTOR

    Biographical information regarding each of the nominees for director is set forth below.

    FIROZ H. LALJI, age 52, has served as the Company's President and Chief Executive Officer since May 1998. He was appointed to the additional office of Chairman of the Board in March 1999. Mr. Lalji has served as a director of the Company since March 1990. From 1985 to 1998, Mr. Lalji was President and Chief Executive Officer of Fana Group of Companies. Fana Group of Companies owns real estate and hotels in the United States and Canada. From 1981 to 1997, he was also President and Chief Executive Officer of Kits Cameras, Inc., which operates over 125 camera specialty stores in eight western states.

    JOHN H. BAUER, age 58, has served as a director of the Company since March 1997. Since 1994, Mr. Bauer has been Executive Vice President of Nintendo of America, Inc., a manufacturer and distributor of video games and products. From 1979 to 1994, he served as Managing Partner of the Northwest Group and the Seattle office of Coopers & Lybrand L.L.P., a public accounting and consulting firm.

    JOHN T. CARLETON, age 54, has served as a director of the Company since November 1995. From October 1995 to the present, he has held the position of Senior Vice President of Benaroya Capital Company, L.L.C., a private investment company. From 1993 to 1995, he served as Senior Vice President of GE Capital Equity Capital Group, Inc., a private equity investor. Mr. Carleton also serves as a director of Redhook Ale Brewery, Incorporated.

    KATHLEEN S. PUSHOR, age 41, has served as a director of the Company since December 1998. Prior to her retirement in 1998, Ms. Pushor served as Executive Vice President and Chief Marketing Officer of MicroAge, Inc., a distributor and integrator of computer hardware and software products. Between 1989 and 1998, Ms. Pushor served in a number of positions for MicroAge, Inc., including, President of MicroAge, Inc.'s Channel Services Division and President of ECadvantage, Inc., a wholly-owned subsidiary of MicroAge, Inc.

    RICHARD E. CARTER, age 56, has served as a director of the Company since March 1999. He serves as a principal of Richwil Associates, a management and consulting firm located in New Jersey. From January 1993 until his retirement in early 1999, Mr. Carter held the dual posts of President and Chief Operating Officer of Konica USA Inc. and Konica Canada Inc. He will serve as Konica Canada Inc.'s Chairman until June 1999.

    No family relationships exist between any of the Company's directors or executive officers.

DIRECTOR COMPENSATION

    All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board. Directors who are employees of the Company do not receive any fee for their services as directors. Outside directors receive a quarterly retainer fee of $2,500, in addition to fees of $1,000 and $500, respectively, for each Board or committee meeting attended. Each committee chairperson also receives a $250 fee for each committee meeting that they preside over.

    In 1998, all directors were granted 2,500 options to purchase shares of the Company's Common Stock at $3.38 per share. These options will vest in equal installments over a two-year period. Outside directors were granted options to acquire an additional 5,000 shares of the Company's Common Stock at $2.75 per share. Each of these options has a ten-year term and will vest in equal installments over a four-year period.

    The Company has entered into agreements with all directors under which the Company will indemnify them against claims and liabilities arising out of their service as directors, in addition to advancing expenses to defend claims subject to indemnification.

BOARD AND COMMITTEE MEETINGS

    The Board met seven times during 1998, and all directors attended at least 75 percent of all such meetings. The Board has a standing Audit Committee and Compensation Committee. Each of these committees is responsible to the full Board. The functions performed by, and composition of, these committees are summarized below.

    The Audit Committee, which is comprised of Messrs. Bauer and Carter and Ms. Pushor, reviews the Company's internal accounting procedures and consults with and reviews the services provided by the Company's independent accountants. The Audit Committee met twice during 1998, and each of its members attended all meetings.

    The Compensation Committee, which is comprised of Messrs. Carleton and Carter, reviews and makes recommendations to the full Board with respect to the compensation and benefits to be provided to the Company's officers and directors, in addition to general policy matters relating to employee compensation and benefits. The Compensation Committee met three times during 1998, and each of its members attended at least 75 percent of these meetings.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC"). All such persons who are subject to Section 16(a) reporting are required by SEC regulation to furnish the Company with copies of all such reports that they file.

    Based solely on the Company's review of the copies of such reports received by the Company, in addition to written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a), the Company believes that its officers and directors, and all of the persons known to it to own more than ten percent of the Common Stock, complied with all filing requirements applicable to them under
Section 16(a) during 1998.

                             EXECUTIVE COMPENSATION

    The following table sets forth information regarding compensation earned during the past three years by the Company's Chief Executive Officer, each of the Company's other four most highly compensated executive officers, and a former Chief Executive Officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                              COMPENSATION
                                                                                                 AWARDS
                                                                ANNUAL COMPENSATION           -------------
                                                        ------------------------------------   SECURITIES
                                                                               OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR       SALARY    BONUS(1)   COMPENSATION    OPTIONS(#)    COMPENSATION(2)
-------------------------------------------  ---------  ----------  ---------  -------------  -------------  ----------------

Firoz H. Lalji(3) .........................       1998  $  203,409  $       0            --        12,500       $       --
  Chairman of the Board, President and            1997          --         --            --            --               --
  Chief Executive Officer                         1996          --         --            --            --               --

Sadrudin J. Kabani(4) .....................       1998     300,000          0            --         2,500              200
  Former Chairman of the Board and                1997     299,999     18,538            --            --            1,292
  Executive Vice President-- International        1996     285,417     35,863            --            --              200

Lorne G. Rubis ............................       1998     225,000          0            --        51,176              200
  Executive Vice President--Sales                 1997      95,480     29,005            --       100,000           25,000
                                                  1996          --         --            --            --               --

Peter J. Biere ............................       1998     142,142          0            --        57,725              200
  Senior Vice President--Finance and Chief        1997     133,682      7,473            --         5,474              758
  Financial Officer                               1996     124,166     15,609            --        79,808              200

Mark A. Bradley ...........................       1998     140,000     35,000            --        75,000           22,110
  Former Senior Vice President--                  1997          --         --            --            --               --
  Merchandising                                   1996          --         --            --            --               --

John E. DeFeo(5) ..........................       1998     167,000          0                      47,059(6)       233,000
  Former President, Chief Executive Officer       1997     332,952     16,150                     645,976           27,920
  and Chief Operating Officer                     1996          --         --                          --               --

------------------------

(1) Mr. Bradley's bonus was paid to him as a "signing bonus". No bonuses were awarded for 1998 under the Company's Management Incentive Plan ("MIP"), in which all full-time noncommissioned employees participate. The following bonuses were paid under the MIP in 1998 for work performed in 1997: Mr. Kabani, $22,404; Mr. Rubis $15,242; Mr. Biere, $11,772; and Mr. DeFeo, $41,826.

(2) Amounts shown represent matching contributions under the Company's 401(k) Plan, except that the amount shown for Mr. Bradley includes $22,100 in relocation expenses paid to him by the Company.

(3) Mr. Lalji commenced employment with the Company in May 1998, when he was appointed as the Company's Chief Executive Officer. Accordingly, amounts shown are for a partial year's employment. Mr. Lalji was also appointed as the Chairman of the Board in March 1999.

(4) Mr. Kabani resigned as Chairman of the Board in March 1998.

(5) Mr. DeFeo's employment with the Company terminated in May 1998. Pursuant to Mr. DeFeo's employment agreement, the Company is required to continue to pay to him his base salary for a period of 12 months following this termination. The compensation in the "Salary" column in the table above reflects amounts earned by Mr. DeFeo while he was still employed by the Company. The amount in the "All Other Compensation" column of the table above reflects amounts paid to Mr. DeFeo thereafter.

(6) Upon Mr. DeFeo's termination, all of his options to acquire Common Stock (other than an option to acquire 625 shares of Common Stock) were cancelled.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants in 1998 to the Named Executive Officers.

                                                                 INDIVIDUAL GRANTS
                                              --------------------------------------------------------   POTENTIAL REALIZABLE
                                                              PERCENT OF                                   VALUE AT ASSUMED
                                                NUMBER OF        TOTAL                                  ANNUAL RATES OF STOCK
                                               SECURITIES       OPTIONS                                 PRICE APPRECIATION FOR
                                               UNDERLYING     GRANTED TO      EXERCISE                      OPTION TERM(3)
                                                 OPTIONS       EMPLOYEES        PRICE      EXPIRATION   ----------------------
NAME                                          GRANTED(#)(1)     IN 1998     ($/SHARE)(2)      DATE        5%($)       10%($)
--------------------------------------------  -------------  -------------  -------------  -----------  ----------  ----------
Firoz H. Lalji..............................        2,500           0.21%     $    3.38      4/30/2008  $    5,314  $   13,467

Sadrudin J. Kabani..........................        2,500           0.21%          3.38      4/30/2008       5,314      13,467

Lorne G. Rubis..............................       21,176           4.22%          4.25       2/3/2008      56,599     143,434
                                                   30,000                          2.75      6/18/2008      51,844     131,484
                                                   51,176

Peter J. Biere..............................       12,725           4.76%          4.25       2/3/2008      34,012      86,192
                                                   45,000                          2.75      6/18/2008      77,825     197,225
                                                   57,725

Mark A. Bradley(4)..........................       45,000           6.18%          4.88       1/5/2008     138,105     349,986
                                                   30,000                          2.75      6/18/2008      51,883     131,484
                                                   75,000

John E. DeFeo(5)............................        2,615           0.22%          4.25       2/2/2008       6,989      17,753

------------------------

(1) All options were granted pursuant to the Company's 1993 Stock Incentive Plan. Messrs. Lalji and Kabani's options vest 50% per year and will be fully vested on April 30, 2000. The options held by Messrs. Rubis, Biere and Bradley, which are exercisable at $4.25 per share, also vest at 50% per year and will be fully vested on February 3, 2000. The other options held by Messrs. Rubis and Biere vest at 20% per year and will be fully vested on June 18, 2003. Mr. DeFeo's options are fully vested. The exercise price and federal tax withholding may be paid in cash or with shares of Company stock already owned.

(2) The exercise price of each option was based on the closing price of the Common Stock on the date of grant, as reported by the Nasdaq Stock Market, Inc.

(3) The actual value, if any, that a Named Executive Officer or any other individual may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The figures above are based on the market price of the Common Stock on the date of grant and assumed appreciation over the term of the options at the respective annual rates of stock appreciation shown and are not intended to forecast future appreciation, if any, in the market value of the Common Stock.

(4) Upon Mr. Bradley's termination, all of his options to acquire Common Stock (other than an option to acquire 9,000 shares of Common Stock) were cancelled.

(5) Upon Mr. DeFeo's termination, all of Mr. DeFeo's options (other than options to purchase 625 shares of Common Stock) were cancelled.

FISCAL YEAR-END OPTION VALUES

    The following table provides information on option exercises in 1998 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 1998.

                                                                          NUMBER OF SECURITIES
                                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-
                                                                        OPTIONS AT FISCAL YEAR-       THE-MONEY OPTIONS AT
                                              SHARES         VALUE               END(#)              FISCAL YEAR-END($)(1)
                                            ACQUIRED ON    REALIZED    --------------------------  --------------------------
NAME                                        EXERCISE(#)       ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------------  -------------  -----------  -----------  -------------  -----------  -------------
Firoz H. Lalji...........................           --            --        5,000          7,500    $       0     $       0
Sadrudin J. Kabani.......................           --            --            0          2,500            0             0
Lorne G. Rubis...........................           --            --       31,000        115,176            0        33,900
Peter J. Biere...........................        5,000     $  28,350       96,023         71,984       53,250        50,850
Mark A. Bradley..........................           --            --        9,000         66,000            0        33,900
John E. DeFeo............................           --            --          625              0            0             0

------------------------

(1) Represents the aggregate fair market value of the shares of Common Stock subject to outstanding in-the-money options, less the aggregate exercise price of such options, based on the closing price of the Common Stock ($3.88) as reported on the Nasdaq Stock Market on December 31, 1998. A zero opposite a Named Executive Officer's information means that, as of December 31, 1998, such executive officer's options were not in-the-money.

EMPLOYMENT AGREEMENTS

    SADRUDIN J. KABANI. Pursuant to his employment agreement, Mr. Kabani was paid an annual base salary of $300,000. The term of the agreement ended on December 31, 1998.

    LORNE G. RUBIS. The Company entered into an employment agreement with Mr. Rubis effective July 14, 1997, under the terms of which he receives an annual base salary of $225,000. Mr. Rubis will also be eligible for bonuses under the MIP. If his employment is terminated by the Company without "cause," or by Mr. Rubis for "good reason" within twelve (12) months following a change in control, the Company will continue to pay his monthly base salary for up to twelve (12) months following such termination, and Mr. Rubis will receive two years' of accelerated vesting on all options held. The agreement also contains standard Company indemnification, confidentiality and non-competition provisions.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

    The Compensation Committee ("Committee") establishes and administers the Company's compensation programs. The goals of these programs are to enhance shareholder value by aligning compensation with the Company's business objectives and performance, and to enable the Company to attract and retain key management employees who can contribute to the Company's long-term success. In order to attract outstanding executives, the Company's philosophy has been and continues to be to provide a total compensation package that is competitive within the e-commerce and direct marketing channels for computer products, and one that bears a close relationship to individual performance and the long-term business objectives of the Company.

    The total direct compensation package for the Company's executive officers is presently made up of three elements--an annual base salary, a short-term incentive program in the form of a performance-based cash bonus under the Company's Management Incentive Plan ("MIP"), and stock option grants. The Committee believes the Company's compensation programs are appropriate for its executive officers on the basis of industry standards, competitive practice and Company performance.

    BASE SALARIES. Individual base salaries reflect primarily historical practice, internal position and responsibilities, and individual performance and contribution. No specific weight is assigned to these factors. The Committee reviews salaries for all executive officers at the Senior Vice President level and higher, giving due consideration to the recommendations of the Chief Executive Officer. The Committee believes that the relative salaries of senior management should reflect individual experience, contribution and performance, although it does not have a targeted range for base salaries or bonuses for any position. Salaries are established by the Board based on the Committee's recommendations.

    Mr. Lalji was appointed President and Chief Executive Officer effective May 12, 1998. During 1998, Mr. Lalji received an annual base salary of $300,000. The Committee believed this salary properly reflected his experience and responsibilities, and was competitive with other chief executive officers in the direct marketing channel with a similar level of experience.

    Mr. DeFeo served as President and Chief Executive Officer from January 5, 1997 to May 11, 1998. During 1998, Mr. DeFeo received an annual base salary of $400,000 pursuant to a written employment agreement with the Company. Under this agreement, Mr. DeFeo is entitled to receive salary continuation from the Company for a twelve-month period following termination of his employment.

    BONUS COMPENSATION. The MIP is designed to enable the Company to attract, retain and motivate employees of the highest caliber. The MIP is a cash-based award system under which all non-commissioned employees of the Company are rewarded for the Company's success. The Committee is responsible for establishing and communicating to all participants in the MIP specific goals for financial performance by the Company. In addition, the Committee may, at its discretion, establish individual performance goals for one or more participants or provide that bonuses under the MIP will vary depending upon the Committee's evaluation of overall individual performance by those participants. For 1998, potential bonus payments under the MIP for the five highest paid executive officers were to be based on overall Company performance combined with individual performance criteria. The potential bonuses available under the MIP for Senior Vice Presidents and above ranged from 35 percent to 50 percent of base salary. However, based on the Company's performance in 1998, no bonuses were paid under the MIP to any of the executive officers.

    STOCK OPTIONS. The Company's 1993 Stock Incentive Plan is designed to provide additional incentives to executive officers and other key employees to maximize shareholder value. Because these individuals are in a position to make a substantial contribution to the Company's long-term success, the Company believes they should have a significant equity stake so they have a greater incentive to manage the business as shareholders rather than merely as employees. Options granted under the plan have been subject to substantial vesting periods in order to encourage executive officers and key employees to continue in the employ of the Company.

    In 1998, Mr. Lalji received a stock option to acquire 2,500 shares of Common Stock which the Committee believes was appropriate in light of his equity position in the Company. In addition, the Committee granted additional stock options to executive officers and other key employees and committed to grant annual stock options based on each employee's position, responsibility and individual performance during the year.

    TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Committee has considered the effect of Section 162(m) of the Internal Revenue Code of 1986 on the Company's executive compensation programs. Section 162(m) disallows a deduction in the event executive compensation exceeds one million dollars per year unless certain conditions are satisfied. The Committee has reviewed all of the Company's current compensation programs and believes that the deductibility of amounts paid to executive officers under these programs will not be limited by
Section 162(m). The Committee intends to take such further steps as it deems advisable to allow the Company to deduct future compensation amounts in excess of one million dollars to the extent it may do so without compromising the Company's ability to motivate and reward excellent performance. The Board and the Committee will retain discretion to authorize the payment of compensation that does not qualify for income tax deductibility under Section 162(m).

    During 1998, the Committee was comprised of Mr. Carleton, Mr. Kabani and Mr. Paul E. Monson.

                                          The Compensation Committee
                                          Mr. Carleton
                                          Mr. Carter

                               PERFORMANCE GRAPH

    Set forth below is a graph comparing the cumulative total return on the Common Stock during the period beginning on June 27, 1996 (the date of the Company's initial public offering) and ending on December 31, 1998, with the cumulative total return during that period on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index") and the Nasdaq Retail Trade Index. The comparison assumes $100.00 was invested on June 27, 1996 in each of the Common Stock and foregoing indices, and also assumes reinvestment of dividends. The return on the Common Stock shown on the graph is not necessarily indicative of future stock performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MULTIPLE ZONES       NASDAQ US      NASDAQ RETAIL
6/96                   $100.00        $100.00             $100.00
12/96                   $81.25        $108.63              $99.18
12/97                   $32.29        $133.27             $116.87
12/98                  $146.86        $187.33             $141.44

          PROPOSAL NO. 2:  ADOPTION OF 1999 DIRECTOR STOCK OPTION PLAN

    The Board of Directors has adopted and recommended for shareholder approval the 1999 Director Stock Option Plan (the "Director Plan"). A summary of the Director Plan follows. The complete text of the Director Plan is included as an addendum to this Proxy Statement.

    The purpose of the Director Plan is to enable the Company to attract and retain outside persons of the highest caliber to serve on the Company's Board of Directors. The Director Plan seeks to achieve this purpose by means of automatic grants to non-employee directors of the Company of options to acquire Common Stock. The exercise price per share under these options will be the closing sales price of a share of Common Stock on the Nasdaq Stock Market on the grant date. The maximum number of shares of Common Stock that may be issued upon exercise of options granted under the Director Plan is 150,000.

    In order to be eligible for a grant on a specified grant date, an individual must be a member of the Board on that date and must not have been an employee of the Company or any of its direct or indirect subsidiaries at any time during the preceding calendar year. If both of these conditions are met, the individual will receive, upon initial election to the Board, a grant of an option to acquire 10,000 shares of Common Stock. On the date of each annual meeting of shareholders thereafter, each eligible director will receive an additional automatic grant of an option to acquire 5,000 shares of Common Stock.

    Initial options granted to an eligible director vest 2,500 shares per year over a four-year period. Annual options vest on the one-year anniversary of the grant date. An eligible director's options will not vest on a scheduled vesting date if he or she ceases to be a director more than two months prior to that date or fails to attend at least 75% of the Board's meetings over that period (with attendance in person at 50% or more of those meetings). Unless otherwise earlier terminated, the options will expire on the tenth anniversary of the grant date. The exercise price is payable in full upon exercise, in either cash or Common Stock. Shares of Common Stock used to pay the exercise price will be valued based on the closing sales price of a share of Common Stock on the Nasdaq Stock Market on the date the option is exercised. An option will be exercisable only by the director during his or her lifetime and will not be transferable except by will or the laws of descent and distribution.

    In general, the grant of an option to a director will not have any tax consequences to either the director or the Company. Upon exercise of the option, the director will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional self-employment income equal to the difference between the fair market value of the stock at the time of exercise and the exercise price at which the stock was acquired. At the same time, the Company will generally be entitled to a tax deduction equal to the amount included in income by the director.

    If the Company is liquidated, is involved in a merger (where the Company's pre-merger shareholders own less than a majority of the shares of the surviving entity), sells substantially all of its assets or is involved in a tender offer or similar transaction covering a majority of its shares, all options outstanding under the Director Plan will become fully exercisable.

    The Board may at any time discontinue the Director Plan as to future grants of options and may also generally amend the Director Plan in any respect, subject to certain limitations.

    The following table shows all expected fiscal year 1999 option grants under the Director Plan for the named officers and groups of individuals indicated. No grants will be made during fiscal year 1999 to any individuals other than non-employee directors. Future awards and purchases under the Director Plan are not included in the table because we cannot currently determine them.

                                                                     PER SHARE
                                                                     EXERCISE       NUMBER
NAME AND POSITION                                                      PRICE       OF SHARES
-----------------------------------------------------------------  -------------  -----------
Firoz H. Lalji ..................................................           --            --
  Chairman of the Board, President and Chief Executive

Sadrudin J. Kabani ..............................................           --            --
  Former Chairman of the Board and Executive Vice
  President--International

                                                                     PER SHARE
                                                                     EXERCISE       NUMBER
NAME AND POSITION                                                      PRICE       OF SHARES
-----------------------------------------------------------------  -------------  -----------
Lorne G. Rubis ..................................................           --            --
  Executive Vice President--Sales

Peter J. Biere ..................................................           --            --
  Senior Vice President--Finance and Chief Financial Officer

Mark A. Bradley .................................................           --            --
  Former Senior Vice President--Merchandising

John E. DeFeo ...................................................           --            --
  Former President, Chief Executive Officer and Chief Operating
  Officer

All current executive officers as a group (  people).............           --            --

All current directors who are not executive officers as a group
  (4 people).....................................................    $  10.625        10,000

All employees, including officers, who are no executive officers,
  as a group.....................................................           --            --

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
       FOR THE ADOPTION OF THE COMPANY'S 1999 DIRECTOR STOCK OPTION PLAN

               PROPOSAL NO. 3:  APPROVAL OF AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN

    In June 1993, the Board adopted the Multiple Zones International, Inc. 1993 Stock Incentive Plan. This plan, as amended in 1995, 1996, 1997 and 1998, provides for the grant of awards with respect to up to 1,650,000 shares of Common Stock to officers and employees. The Company believes that such options are necessary to attract and retain the services of such persons and to provide added incentive to them by encouraging stock ownership in the Company.

    The Board has adopted an amendment to this plan that, subject to shareholder approval, increases the number of shares of Common Stock reserved for awards under the plan from 1,650,000 to 2,650,000. The provisions of the original plan, together with this and the other prior amendments, have been restated. The complete text of the Amended and Restated 1993 Stock Incentive Plan (the "1993 Plan") is included as an addendum to this Proxy Statement. A summary of the 1993 Plan follows.

SUMMARY OF THE 1993 PLAN

    The 1993 Plan permits the granting of options, stock appreciation rights, restricted shares and stock units to officers and other employees of the Company. The purpose of the 1993 Plan is to provide a method by which officers and employees may be offered an opportunity to invest in capital stock of the Company, thereby increasing their personal interest in the Company's growth and success. The 1993 Plan is also intended to aid in attracting persons of exceptional ability to become officers and employees of the Company. The 1993 Plan is, subject to any restrictions and limitations imposed from time to time by the Board, administered by the Compensation Committee of the Board (the "Committee").

    OPTIONS. Two types of options may be granted: nonqualified stock options and options meeting the requirements of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee designates the specific eligible persons to whom options are to be granted under the 1993 Plan and the number of shares, the exercise price and all other terms and conditions (which need not be identical) of all options to be granted. During any one calendar year, no individual may receive options for more than 150,000 shares.

    The exercise price for the shares of Common Stock covered by an option will be determined by the Committee at the time the option is granted. The exercise price per share for an incentive stock option must be at least 100% of the fair market value of the Common Stock on the date the option is granted, except that, in the case of an incentive stock option granted to a shareholder owning more than 10% of the combined voting power of all classes of outstanding stock of the Company, the exercise price for the option must be at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price per share for a nonqualified stock option under the 1993 Plan may be more than, less than or equal to the fair market value of the Common Stock on the date of grant. With respect to both types of options, the exercise price of any shares purchased can be paid in cash or in any other manner that the Committee may authorize at the time of grant of the option.

    Each option granted under the 1993 Plan may become exercisable pursuant to a vesting schedule, and will remain exercisable for a term specified in the agreement governing the option grant. The term specified by the Committee may not be more than ten years after the date of grant (five years in the case of an incentive stock option that is granted to an employee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company).

    STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") gives its holder the right to receive an appreciation distribution from the Company equal to the difference between the fair market value of the Common Stock subject to the right at the time of exercise and the base price of the right. An SAR may be granted to a holder of an option with respect to all or a portion of the shares of Common Stock subject to a related option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Tandem SARs shall be exercisable only at the time and to the extent that the related option is exercisable. For Tandem SARs the base price will be the same as the option exercise price. Free Standing SARs shall be exercisable upon the terms and conditions set forth in the applicable agreement. For Free Standing SARs, the base price will be as determined by the Committee, but will not be less than 100% of the fair market value of the Common Stock on the date the right was granted. The consideration to be received upon the exercise of an SAR may be paid in shares of Common Stock or cash or any combination of shares and cash, as specified in the SAR agreement. The applicable SAR agreement may (i) limit the amount payable to a holder upon exercise of SARs; (ii) limit the number of SARs that may be exercised by the holder for cash during any period of time; and
(iii) limit the time periods during which a holder may exercise SARs.

    RESTRICTED SHARES. The 1993 Plan provides for the granting of restricted shares of Common Stock to eligible employees. The Committee shall determine the time when each such award of restricted shares shall be granted, the vesting date of each such grant, the price to be paid by the holder for the restricted shares and may prescribe other restrictions, terms and conditions applicable to such restricted shares.

    STOCK UNITS. Under the 1993 Plan, the Company is authorized to grant to eligible employees awards of units, the value of which is based, in whole or in part, on the fair market value of the Common Stock. The award of stock units shall be subject to such terms, conditions, restrictions, vesting requirements and payments rules as the Committee may determine in its sole discretion.

    If any award granted under the 1993 Plan terminates for any reason without having been exercised in full, the shares of Common Stock subject to the award for which it has not been exercised will again be available for purposes of the 1993 Plan. If the holder's employment with the Company is terminated for cause, then all awards held by the holder will generally terminate. If the holder's employment is terminated for any other reason (except death or disability), vested awards held by the holder will generally remain exercisable in full for all shares of Common Stock covered by the award for a period of three months following termination. In the event of the death or disability of the holder, awards held by the holder will generally become exercisable in full for all shares of Common Stock covered by the award and will remain exercisable for a period of six months following such death or disability. In any event, an award will not be exercisable following its scheduled expiration date.

    The number of shares subject to the 1993 Plan, as well as the number of shares subject to awards outstanding under the 1993 Plan and the respective exercise prices under those awards, are subject to adjustment upon the occurrence of certain events, including but not limited to a stock dividend, stock split, reverse stock split or other transaction resulting in the subdivision or combination of the Common Stock. In addition, the outstanding awards may be adjusted or terminated upon the occurrence of other events, for example, upon liquidation of the Company, a merger (where the Company's pre-merger shareholders own less than a majority of the shares of the surviving entity), a sale of all or substantially all of the Company's assets or a tender offer or similar transaction covering a majority of the Company's shares, certain payments may be made to the holders if their awards are terminated upon the occurrence of such an event. The 1993 Plan also provides that all outstanding awards will become fully exercisable if, without the consent of the Board, any person acquires more than 50% of the Common Stock.

    The Committee may from time to time amend the 1993 Plan in such respects as it shall deem advisable. However, without further shareholder approval no amendment to the 1993 Plan may increase the number of shares of Common Stock subject to the 1993 Plan (except as authorized by the adjustment provisions describe above), change the class of persons eligible to receive awards under the 1993 Plan, or otherwise materially increase the benefits accruing to participants under the 1993 Plan. The 1993 Plan will terminate on June 27, 2003, following which no additional awards may be granted. Termination of the 1993 Plan will not alter or impair any rights or obligations under any awards previously granted under the 1993 Plan.

    DELEGATION OF AUTHORITY. The Board or the Committee may, subject to certain restrictions, delegate to a duly appointed executive officer of the Company the authority to grant options under the 1993 Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE 1993 PLAN

    The federal income tax consequences to the Company and to any person granted an option under the 1993 Plan under the existing applicable provisions of the Code and the regulations thereunder are substantially as follows.

    With respect to incentive stock options, the tax consequences to an optionee will vary depending on whether certain holding period requirements are met. In addition, an option will cease to be an incentive stock option, and thereafter be taxed as a nonqualified stock option, if the optionee exercises the option more than three months following termination of employment for any reason other than death or disability or more than one year following termination of employment on account of disability.

    If an optionee acquiring stock pursuant to an incentive stock option does not dispose of the stock until at least one year after the transfer of the stock to the optionee and at least two years from the date of grant of the option, then, subject to the alternative minimum tax rules discussed below, there will be no tax consequences to the optionee or the Company when the incentive stock option is granted or when it is exercised. When the stock is ultimately sold, gain or loss will be determined based on the difference between the net proceeds of the sale and the aggregate exercise price paid for the stock, and the optionee will be required to report such gain or loss as long-term capital gain or loss on his or her federal income tax return for the year in which the sale occurs.

    If stock acquired upon exercise of an incentive stock option is sold by the optionee and, at the time of the sale, the holding period requirements described in the preceding paragraph have not been met, the federal income tax consequences to the optionee will be as follows:

        (a) The optionee will be required to report, on his or her federal income tax return for the year in which the sale occurs, additional compensation income equal to the difference between the fair market value of the stock at the time of exercise of the option and the exercise price at which the stock was acquired (the Company will generally be entitled to a compensation deduction in an equivalent amount).

        (b) For purposes of determining gain or loss upon sale of the stock, an amount equal to this compensation income will be added to the exercise price at which the stock was acquired, and the total will be the optionee's adjusted cost of the stock. The optionee will recognize gain to the extent the net proceeds of the sale exceed his or her adjusted cost of the stock,, and the optionee will be required to report such gain or loss as long-term or short-term (depending on how long the optionee held the stock) capital gain or loss on his or her federal income tax return for the year in which the sale occurs.

    When an optionee exercises an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price paid results in an adjustment in computing alternative minimum taxable income for purposes of Sections 55 ET SEQ. of the Code, which may trigger alternative minimum tax consequences for optionees. Any alternative minimum tax that is payable may ultimately be credited against future taxes owed.

    With respect to nonqualified stock options, there are generally no tax consequences to the optionee or the Company when the option is granted. Upon exercise of the option, the optionee will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional compensation income equal to the difference between the fair market value of the stock at the time of exercise of the option and the exercise price at which the stock was acquired (the Company will generally be entitled to a deduction in an equivalent amount). When the stock is ultimately sold, the transaction will be taxed in the manner described in subparagraph (b) above for incentive stock options.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
         APPROVAL OF THE AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN

            PROPOSAL NO. 4:  RATIFICATION OF APPOINTMENT OF AUDITORS

    Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the ratification of the appointment of PriceWaterhouseCoopers LLP as independent accountants for the Company for 1999. PriceWaterhouseCoopers LLP has audited the accounts of the Company for 1998. Representatives of PriceWaterhouseCoopers LLP are expected to attend the Annual Meeting and will have an opportunity to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
              OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
               INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR 1999.

                            EXPENSES OF SOLICITATION

    The expenses of preparing and mailing this Proxy Statement and the accompanying proxy and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. Solicitation will be by mail and may be supplemented by personal interview, telephone and telegram by directors, officers and other employees of the Company without special compensation.

                                 OTHER MATTERS

    The Company knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters that are not now known or determined come before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their judgment.

                              REPORT ON FORM 10-K

    The Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1998 is available to shareholders, without charge, upon written request to Multiple Zones International, Inc., 707 South Grady Way, Renton, Washington 98055-3233;
Attention: Peter J. Biere.

                           PROPOSALS OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Secretary of the Company by December 14, 1999, to be eligible for inclusion in the Company's Proxy Statement and form of proxy for the 2000 Annual Meeting.

    A shareholder of record who intends to submit a proposal at the 2000 Annual Meeting that is not eligible for inclusion in the Company's Proxy Statement, or who intends to submit one or more nominations for directors at the meeting, must provide prior written notice to the Company. The notice should be addressed to the Secretary and received by the Company at its principal executive offices not later than February 18, 1999. The notice must satisfy certain requirements specified in the Company's Bylaws. A copy of the Bylaws will be sent to any shareholder upon written request to the Company's Secretary.

Renton, Washington
April 14, 1999

                       MULTIPLE ZONES INTERNATIONAL, INC.
                        1999 DIRECTOR STOCK OPTION PLAN

    MULTIPLE ZONES INTERNATIONAL, INC., a Washington corporation (the "Company"), hereby establishes and sets forth the terms of the Multiple Zones International, Inc. 1999 Director Stock Option Plan (the "Plan") effective as of March 29, 1999.

    1. DEFINITIONS. Capitalized terms used in the Plan have the meanings given those terms in the attached Appendix A or in the section of the Plan referenced therein.

    2. PURPOSE OF PLAN. The purpose of the Plan is to assist the Company in attracting and retaining outside directors of the highest caliber to serve on the Board. The Plan seeks to achieve this purpose by providing for automatic grants of Options to certain outside directors on each Annual Meeting Date and at certain other times.

    3. ADMINISTRATION OF THE PLAN. The Board shall have full power and authority, subject only to the provisions of the Plan (a) to administer or supervise the administration of the Plan; (b) to interpret the provisions of the Plan and the agreements evidencing Options; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as it determines to be necessary or advisable to carry out the purpose of the Plan; and (d) to take such other actions in connection with the Plan as it determines to be necessary or advisable. The Board is authorized to adopt, amend and rescind such rules, regulations and procedures not inconsistent with the provisions of the Plan as it determines to be necessary or advisable for the proper administration of the Plan, and each Option shall be subject to all such rules, regulations and procedures (whether the Option was granted before or after adoption thereof). Each action and determination made or taken by the Board, including but not limited to any interpretation of the Plan and the agreements evidencing Options, shall be final, conclusive and binding for all purposes and upon all persons. The Board shall have all powers necessary or appropriate to accomplish its duties under the Plan.

    4. SHARES AVAILABLE FOR OPTIONS. The aggregate number of shares of Common Stock reserved for issuance upon exercise of Options granted under the Plan will be sixty thousand (150,000) (subject to any adjustment required or permitted under Section 9 or Section 10), and Options may be granted under this Plan only with respect to the shares so reserved. If an Option terminates for any reason without having been exercised in full, the shares of Common Stock for which the Option has not been exercised shall again be available for purposes of the Plan.

    5.  GRANTS OF OPTIONS

        5.1 Effective on the date an individual first takes office as an Eligible Director on the Board (an "Initial Grant Date"), the individual will receive an Option (an "Initial Option") to acquire ten thousand (10,000) shares of Common Stock; PROVIDED, HOWEVER, if there are insufficient Available Shares for the grant of the Initial Option as provided above, the individual shall instead receive an Initial Option to acquire the remaining Available Shares.

        5.2 On the Annual Meeting Date in 1999 and in each subsequent year so long as Available Shares remain under this Plan (each such date will be referred to as an "Annual Grant Date"), each individual who is an Eligible Director on the Annual Grant Date will receive an Option (an "Annual Option") to acquire five thousand (5,000) shares of Common Stock; PROVIDED, HOWEVER, if there are insufficient Available Shares for the grant of the Annual Options as provided above, each such Eligible Director shall instead receive an Annual Option to acquire the largest whole number of shares of Common Stock as can then be granted to all of the Eligible Directors without exceeding the Available Shares.

        5.3 Each grant of an Option shall occur automatically without further action of the Board other than, to the extent necessary, its determination of (a) the Fair Market Value on the Grant Date, and

    (b) any provisions that are to be included in the agreement evidencing the Option pursuant to Section 8.1.

    6. PURCHASE PRICE. The price at which each share of Common Stock may be purchased upon exercise of an Option shall be the Fair Market Value of the Common Stock on the Grant Date. The purchase price shall be paid in full at the time of exercise (a) in cash, (b) by means of a transfer to the Company of shares of Common Stock that have been outstanding for at least six (6) months and that have a Fair Market Value equal to the purchase price to be paid, or (c) a combination of cash and shares of Common Stock.

    7.  OTHER TERMS OF OPTIONS

        7.1 Each Initial Option granted to an Eligible Director will become exercisable--

           (a) for one-fourth (1/4) of the shares of Common Stock covered thereby on the first (1st) anniversary of its Grant Date;

           (b) for an additional one-fourth (1/4) of the shares of Common Stock covered thereby on the second (2nd) anniversary of its Grant Date;

           (c) for an additional one-fourth (1/4) of the shares of Common Stock covered thereby on the second (2nd) anniversary of its Grant Date; and

           (d) for the remaining shares of Common Stock covered thereby on the third (3rd) anniversary of its Grant Date;

    PROVIDED, HOWEVER, the Option will not become exercisable for shares for which it is scheduled to become exercisable on a particular anniversary date under clause (a), (b) or (c) above if (i) more than sixty (60) days prior to that anniversary date, the Eligible Director ceases to be a director of the Company for any reason; or (ii) during the period from the Option's Grant Date to the first (1st) anniversary thereof (in the case of clause (a)), or from the preceding anniversary date to that particular anniversary date (in the case of clause (b) or (c)) (or such portion of that period during which the Eligible Director is serving as a director of the Company), the Eligible Director does not attend at least seventy-five percent (75%) of the combined number of meetings of the full Board and any committee(s) of the Board of which the Eligible Director is a member, or does not attend at least fifty percent (50%) of such combined number of meetings in person.

        7.2 An Annual Option granted to an Eligible Director will become exercisable for all of the shares of Common Stock covered thereby on the first (1st) anniversary of its Grant Date; PROVIDED, HOWEVER, the Annual Option will not become exercisable if (a) more than sixty (60) days prior to that anniversary date, the Eligible Director ceases to be a director of the Company for any reason; or (b) during the period from its Grant Date to such anniversary date (or such portion of that period during which the Eligible Director is serving as a director of the Company), the Eligible Director does not attend at least seventy-five percent (75%) of the combined number of meetings of the full Board and any committee(s) of the Board of which the Eligible Director is a member, or does not attend at least fifty percent (50%) of such combined number of meetings in person.

        7.3 If an Option does not become exercisable for shares for which it is scheduled to become exercisable on a particular anniversary of its Grant Date, the Option shall automatically terminate as to such shares. After an Option becomes exercisable for any shares of Common Stock, the Option may be exercised for such shares in whole or in part at any time and from time to time prior to its termination pursuant to Section 7.5.

        7.4 For purposes of Section 7.1 and Section 7.2, if the Board takes action by unanimous written consent, such consent shall be deemed to be a meeting of the Board that all directors have attended in person.

        7.5 Unless it terminates earlier under other provisions of this Plan, an Option granted to an Eligible Director will terminate on the tenth (10th) anniversary of its Grant Date.

    8.  OPTION AGREEMENT; TRANSFER OF OPTIONS; CERTIFICATES

        8.1 Each Option will be evidenced by a written agreement executed by the Company and the Eligible Director. Such agreement shall contain the terms of the Option as specified in this Plan, together with such other provisions not inconsistent with such terms as the Board deems advisable.

        8.2 An Eligible Director may transfer an Option to any Permitted Transferee, so long as the transfer is without value, and the Permitted Transferee may transfer the Option without value to any other Permitted Transferee of the Eligible Director. Neither (a) a transfer under a domestic relations order in settlement of marital property rights, nor (b) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Permitted Transferees (or the Eligible Director) in exchange for an interest in that entity, will constitute a transfer for value. Except as expressly permitted by this Section 8.2, an Option will not be transferable by its holder other than by will or by the laws of descent and distribution, will not be involuntarily alienable by legal process or otherwise by operation of law, and will be exercisable during the holder's lifetime only by the holder. If the holder of an Option dies prior to its full exercise, the Option may be exercised, to the extent it does not thereby terminate, by the person or persons to whom the rights of the holder under the Option pass by will or by applicable laws of descent and distribution.

        8.3 Each certificate evidencing Common Stock issued upon exercise of an Option shall bear such legends as the Company, upon advice of legal counsel, determines to be necessary or appropriate.

    9. ADJUSTMENTS UPON CERTAIN CHANGES IN CAPITALIZATION. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Board determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions) affects the Common Stock in such a manner that it is advisable to make adjustments pursuant to this Section 9, then the Board shall, in its sole discretion and in such manner as the Board may deem equitable and appropriate
(a) adjust the number and/or kind of shares or securities covered by each Option outstanding at the time of such event and the purchase price of such shares or securities, (b) make a corresponding adjustment to the number and/or kind of shares or securities reserved under Section 4 for issuance upon exercise of such outstanding Options, and (c) adjust the kind (but not the number) of shares or securities as to which Options will thereafter automatically be granted under the Plan.

    10. CONTROL PURCHASE. Effective upon a Control Purchase, each outstanding Option shall automatically become exercisable for all of the shares of Common Stock covered thereby.

    11. APPROVED TRANSACTION. The following provisions shall apply if an Approved Transaction occurs:

        11.1 The Company shall provide each holder of an outstanding Option with notice of the pendency of the Approved Transaction at least fifteen (15) days prior to the expected date of consummation thereof (the date on which the Approved Transaction is consummated will be referred to as the "Transaction Date").

        11.2 Effective immediately prior to the Transaction Date, the Option shall automatically become exercisable for all of the shares of Common Stock covered thereby.

        11.3 Following notice of the Approved Transaction, any exercise of the Option may be contingent upon consummation of the Approved Transaction, if so elected by the holder in the notice of exercise, and shall be contingent upon such consummation with respect to any portion of the Option that will only become exercisable immediately prior to such consummation.

        11.4 Upon consummation of the Approved Transaction, the Option shall terminate.

        11.5 Section 11.4 shall not apply to the Option if the Board determines, in its sole discretion, that the Company or another party to the Approved Transaction has made equitable and appropriate provision for continuation of the Option, or for replacement of the Option with a new award on terms which are, as nearly as practicable, the financial equivalent of the Option (taking into account the consideration that holders of Common Stock will receive in the Approved Transaction). An equitable and appropriate replacement of the Option shall include, but not be limited to, the making of a cash payment to the holder of the Option, in cancellation thereof, of such amount as the Board determines, in its sole discretion, represents the value the Option would then have if it were fully exercisable and free of restrictions.

    12. AMENDMENT; TERMINATION

        12.1 The Board may from time to time amend the Plan in any respect whatsoever; PROVIDED, HOWEVER, that no amendment may have any material adverse effect on the rights of any director or former director with respect to any Option granted prior to the amendment, unless the director consents thereto.

        12.2 The Board may terminate the Plan at any time. No Options shall be granted following termination of the Plan, but the provisions of the Plan shall continue in effect until all Options terminate or are exercised in full and all rights of all persons with any interest in the Plan expire.

    13. GOVERNING LAW. All determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Washington and construed accordingly.

                                   APPENDIX A

                                  DEFINITIONS

    "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

    "Annual Grant Date" is defined in Section 5.2.

    "Annual Meeting" means an annual meeting of shareholders of the Company.

    "Annual Meeting Date" means the date of an Annual Meeting.

    "Annual Option" is defined in Section 5.2.

    "Approved Transaction" means any of the following transactions consummated with the approval, recommendation or authorization of the Board:

        (a) any merger, consolidation, statutory or contractual share exchange, or other transaction to which the Company or any of its Affiliates or shareholders is a party if, immediately following the transaction, the persons who held Common Stock (or securities convertible into Common Stock) immediately prior to the transaction hold less than a majority of the combined Common Equity of the Company (or if, pursuant to the transaction, shares of Common Stock are changed or converted into or exchanged for, in whole or part, securities of another corporation or entity, the combined Common Equity of that corporation or entity);

        (b) any liquidation or dissolution of the Company; and

        (c) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

    "Available Shares" means the number of shares of Common Stock from time to time available under Section 4 for the grant of Options under this Plan.

    "Board" means the Board of Directors of the Company.

    "Common Equity" means the capital stock of a corporation (or corresponding securities of a noncorporate entity) ordinarily, and apart from rights accruing under special circumstances, having the right to vote in an election for directors (or for members of the governing body of the noncorporate entity).

    "Common Stock" means the Common Stock, no par value, of the Company.

    "Company" is defined in the preamble of the Plan.

    "Control Purchase" means any transaction (or series of related transactions), consummated without the approval, recommendation or authorization of the Board, in which any person, corporation or other entity (including any "person" as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) purchases any Common Stock (or securities convertible into Common Stock), pursuant to a tender offer or a request or invitation for tenders (as those terms are defined in Section 14(d)(1) of the Exchange Act) or otherwise, and thereafter is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing at least fifty percent (50%) of the combined Common Equity of the Company.

    "Eligible Director" means each individual who on a Grant Date meets the following requirements:

        (a) The individual is a member of the Board at the close of business on the Grant Date; and

        (b) At no time during the calendar year in which the Grant Date falls has the individual been an employee of the Company or any of its direct or indirect subsidiaries.

                                   APPENDIX A

    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

    "Fair Market Value" for the Common Stock (or any other security) on any day means, if the Common Stock (or other security) is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock (or unit of the other security) on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock (or other security) is listed, or, if the Common Stock (or other security) is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Board. If the Common Stock (or other security) is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Board on the basis of such considerations as the Board deems appropriate.

    "Grant Date" means any Annual Grant Date or Initial Grant Date.

    "Initial Grant Date" is defined in Section 5.1.

    "Initial Option" is defined in Section 5.1.

    "Option" means an Annual Option or an Initial Option.

    "Permitted Transferee" of an Eligible Director means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Eligible Director (including any such relative by adoption); any person sharing the Eligible Director's household (other than a tenant or employee); a trust in which these persons have more than fifty percent (50%) of the beneficial interest; a foundation in which these persons (or the Eligible Director) control the management of assets; and any other entity in which these persons (or the Eligible Director) own more than fifty percent (50%) of the voting interests.

    "Plan" is defined in the preamble hereof.

    "Transaction Date" is defined in Section 11.1.

                       MULTIPLE ZONES INTERNATIONAL, INC.
                              AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 -----
  ARTICLE I    PURPOSE AND EFFECTIVENESS....................................................................           1
         1.1  Purpose.......................................................................................           1
         1.2  Original Effective Date; Amended and Restatement..............................................           1

  ARTICLE II    DEFINITIONS.................................................................................           1
         2.1  Certain Defined Terms.........................................................................           1

  ARTICLE III   ADMINISTRATION..............................................................................           4
         3.1  Administrative Committee......................................................................           4
         3.2  Alternate Administrative Committee............................................................           4
         3.3  Powers........................................................................................           4
         3.4  Interpretation................................................................................           5
         3.5  Limits on Authority...........................................................................           5

  ARTICLE IV   SHARES SUBJECT TO THE PLAN...................................................................           5
         4.1  Number of Shares..............................................................................           5
         4.2  Adjustments...................................................................................           6

  ARTICLE V    ELIGIBILITY..................................................................................           6
         5.1  General.......................................................................................           6
         5.2  Ineligibility.................................................................................           6

  ARTICLE VI   STOCK OPTIONS................................................................................           6
         6.1  Grant of Options..............................................................................           6
         6.2  Option Price..................................................................................           6
         6.3  Limitations on Grants.........................................................................           7
         6.4  Term of Options...............................................................................           7
         6.5  Exercise of Options...........................................................................           7
         6.6  Manner of Exercise............................................................................           8
         6.7  Nontransferability............................................................................           9
         6.8  Right of Repurchase...........................................................................           9
         6.9  Delegation to Executive Officer of Authority to Grant Options; Expedited Approval by Ad Hoc
                Committee...................................................................................          10

  ARTICLE VII  SARS.........................................................................................          10
         7.1  Grant of SARs.................................................................................          10
         7.2  Tandem SARs...................................................................................          10
         7.3  Free Standing SARs............................................................................          11
         7.4  Consideration.................................................................................          11
         7.5  Limitations...................................................................................          11
         7.6  Exercise......................................................................................          12
         7.7  Nontransferability............................................................................          12

  ARTICLE VIII RESTRICTED SHARES............................................................................          12
         8.1  Grant.........................................................................................          12
         8.2  Issuance of Restricted Shares at Beginning of the Restriction Period..........................          12
         8.3  Restrictions..................................................................................          12
         8.4  Issuance of Stock at End of the Restriction Period............................................          13
         8.5  Cash Awards...................................................................................          13
         8.6  Completion of Restriction Period..............................................................          13

                                                                                                                 PAGE
                                                                                                                 -----
  ARTICLE IX   STOCK UNITS..................................................................................          13
         9.1  Grant.........................................................................................          13
         9.2  Rules.........................................................................................          14

  ARTICLE X    GENERAL PROVISIONS...........................................................................          14
        10.1  Certain Events................................................................................          14
        10.2  Termination of Employment.....................................................................          16
        10.3  Right of Company to Terminate Employment......................................................          17
        10.4  Nonalienation of Benefits.....................................................................          17
        10.5  Written Agreement.............................................................................          17
        10.6  Designation of Beneficiaries..................................................................          17
        10.7  Right of First Refusal........................................................................          18
        10.8  Termination and Amendment.....................................................................          18
        10.9  Government and Other Regulations..............................................................          18
       10.10  Withholding...................................................................................          19
       10.11  Separability..................................................................................          19
       10.12  Non-Exclusivity of the Plan...................................................................          19
       10.13  Exclusion from Pension and Profit-Sharing Computation.........................................          19
       10.14  Unfunded Plan.................................................................................          19
       10.15  Governing Law.................................................................................          19
       10.16  Accounts......................................................................................          19
       10.17  Legends.......................................................................................          20
       10.18  Company's Rights..............................................................................          20

                       MULTIPLE ZONES INTERNATIONAL, INC.
                              AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN

                                   ARTICLE I
                           PURPOSE AND EFFECTIVENESS

    1.1 PURPOSE. The purpose of the Stock Incentive Plan (the "Plan") is to promote the success of Multiple Zones International, Inc. (the "Company"), by providing a method whereby eligible employees of the Company may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company, and increasing their personal interest in the continued success and progress of the Company. The Plan is also intended to aid in attracting persons of exceptional ability to become officers and employees of the Company.

    1.2 ORIGINAL EFFECTIVE DATE; AMENDED AND RESTATEMENT. The Plan was originally effective on June 7, 1993. This document restates the Plan to consolidate the original terms of the Plan and all amendments to the Plan made on or before March 29, 1999.

                                   ARTICLE II
                                  DEFINITIONS

    2.1 CERTAIN DEFINED TERMS. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

    "Administrative Committee" is defined in Section 3.1.

    "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

    "Agreement" means the stock option agreement, stock appreciation rights agreement, restricted shares agreement and stock units agreement specified in
Section 10.5, both individually and collectively, as the context may require.

    "Approved Transaction" means any of the following transactions consummated with the approval, recommendation or authorization of the Board:

        (a) any merger, consolidation, statutory or contractual share exchange, or other transaction to which the Company or any of its Affiliates or shareholders is a party if, immediately following the transaction, the persons who held Common Stock (or securities convertible into Common Stock) immediately prior to the transaction hold less than a majority of the combined Common Equity of the Company (or if, pursuant to the transaction, shares of Common Stock are changed or converted into or exchanged for, in whole or part, securities of another corporation or entity, the combined Common Equity of that corporation or entity);

        (b) any liquidation or dissolution of the Company; and

        (c) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

    "Award" means grants of Options, SARs, Restricted Shares and/or Stock Units under this Plan.

    "Board" means the Board of Directors of the Company.

    "Cause" means, in connection with the Company's termination of the employment of a Holder (a) repeated failures to carry out directions of the Board or the Holder's supervisors with regard to material matters reasonably consistent with the Holder's duties; (b) knowing violation of a state or federal law involving the commission of a crime against the Company or a felony; (c) misuse of alcohol or controlled substances; (d) any misrepresentation, deception, fraud or dishonesty that is materially injurious to the Company; and
(e) any act or omission in willful disregard of the interests of the Company that substantially impairs the Company's goodwill, business or reputation.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

    "Common Equity" means the capital stock of a corporation (or corresponding securities of a noncorporate entity) ordinarily, and apart from rights accruing under special circumstances, having the right to vote in an election for directors (or for members of the governing body of the noncorporate entity).

    "Common Stock" means the Common Stock, no par value, of the Company.

    "Company" means Multiple Zones International, Inc.

    "Continuing Option" is defined in Section 10.1(d).

    "Control Purchase" means any transaction (or series of related transactions), consummated without the approval, recommendation or authorization of the Board, in which any person, corporation or other entity (including any "person" as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) purchases any Common Stock (or securities convertible into Common Stock), pursuant to a tender offer or a request or invitation for tenders (as those terms are defined in Section 14(d)(1) of the Exchange Act) or otherwise, and thereafter is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing at least fifty percent (50%) of the combined Common Equity of the Company.

    "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

    "Disinterested Person" is defined in Section 3.2(b).

    "Executive Officer" means any employee of the Company who is an "officer" within the meaning of Rule 16a-1(f) of the Exchange Act, as amended from time to time, or any successor rule thereto.

    "Equity Securities" has the meaning given that term in Rule 16a-1 promulgated under the Exchange Act, or any successor rule.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

    "Fair Market Value" on any day means, in the event the Company is public, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, on the principal exchange on which the Common Stock is listed. Prior to the time the Company becomes public, and thereafter for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Administrative Committee on the basis of such considerations as the Administrative Committee deems appropriate.

    "Free Standing SAR" is defined in Section 7.1.

    "Good Reason" means, with respect to a Holder, the occurrence in connection with an Approved Transaction, without the Holder's express written consent, of one of the following events or conditions:

        (a) A material reduction in the level of the Holder's responsibilities for the Company in comparison to the level thereof at the time of the Approved Transaction;

        (b) The assignment to the Holder of a job title that is not of comparable prestige and status within the industry as the Holder's job title at the time of the Approved Transaction;

        (c) The assignment to the Holder of any duties inconsistent with the Holder's position with the Company at the time of the Approved Transaction, other than pursuant to the Holder's promotion by the Company;

        (d) A material reduction in the Holder's salary level;

        (e) A material reduction in the overall level of employee benefits or perquisites available to the Holder at the time of the Approved Transaction, or the Holder's right to participate therein, unless such reduction is nondiscriminatory as to the Holder;

        (f) The Company's requiring the Holder to be based anywhere more than fifty (50) miles from the business location to which the Holder normally reported for work at the time of the Approved Transaction, other than for required travel in connection with the business of the Company not significantly greater than the Holder's business travel obligations at the time of the Approved Transaction; or

        (g) Any of the foregoing events and conditions occurring prior to the Approved Transaction which the Holder reasonably demonstrates was at the request of a third party or otherwise arose in connection with or in anticipation of the Approved Transaction.

    "Holder" means an employee of the Company who has received an Award under this Plan.

    "Incentive Stock Option" means an Option granted under Article VI that is intended to be an incentive stock option within the meaning of Section 422 of the Code.

    "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

    "Nonqualified Stock Option" means an Option granted under Article VI that is designated a nonqualified stock option.

    "Option" means any Incentive Stock Option or Nonqualified Stock Option.

    "Plan" is defined in Section 1.1.

    "Restricted Shares" means shares of Common Stock or the right to receive shares of Common Stock, as the case may be, awarded pursuant to Article VIII.

    "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares and ending on the Vesting Date with respect to such Award.

    "Retained Distribution" is defined in Section 8.3.

    "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor rule or rules thereto. References to paragraphs of Rule 16b-3 shall include the comparable provisions of any successor rule.

    "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of Common Stock.

    "Stock Unit" is defined in Section 9.1.

    "Tandem SARs" is defined in Section 7.1.

    "10% Shareholder" means a grantee of an Incentive Stock Option under the Plan who, at the time such Option is granted, owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company.

    "Transaction Date" is defined in Section 10.1(c)(i).

    "Vesting Date" with respect to any Restricted Shares awarded hereunder means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

                                  ARTICLE III
                                 ADMINISTRATION

    3.1 ADMINISTRATIVE COMMITTEE. The Plan shall be administered by the Board unless the provisions of Section 3.2 below require that the Plan be administered by a committee of the Board (the Board, or such committee, if it is administering the Plan, will be referred to in the Plan as the "Administrative Committee"). The Administrative Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Administrative Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

    3.2 ALTERNATE ADMINISTRATIVE COMMITTEE. Notwithstanding the foregoing provisions of this Article III, if the Company registers any class of any Equity Security pursuant to Section 12 of the Exchange Act, the Plan shall, from the effective date of such registration or July 1, 1996, if later, until six (6) months after the termination of such registration, be administered as follows:

        (a) If at any time a member of the Board is not a Disinterested Person, then the Board shall appoint a committee, consisting of two or more of its members each of whom is a Disinterested Person, to administer this Plan in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer this Plan at any later time when all members of the Board are Disinterested Persons. At no time shall a person who is not a Disinterested Person serve on the committee appointed under this Section 3.2(a), nor shall such committee at any time have fewer than two members.

        (b) The term "Disinterested Person" shall mean a member of the Board who is not, during the one year prior to service as a member of the Administrative Committee, or during such service, granted or awarded Equity Securities pursuant to the Plan or any other plan of the Company or any of its Affiliates, other than grants or awards that would not prevent such member from being a "disinterested person" with respect to the Plan for purposes of Rule 16b-3.

    3.3 POWERS. The Administrative Committee shall have full power and authority to grant to eligible persons Options under Article VI of the Plan, SARs under
Article VII of the Plan, Restricted Shares under Article VIII of the Plan and/or Stock Units under Article IX of the Plan; to determine the terms and conditions (which need not be identical) of all Awards so granted; to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan; and to supervise the administration of the Plan. The Administrative Committee shall have sole authority in the selection of employees of the Company to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Administrative Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Administrative Committee in its discretion deems relevant, and may consult with, and give such consideration to the recommendations of, management of the Company as the Administrative Committee deems desirable.

    3.4 INTERPRETATION. The Administrative Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Without limiting the generality of the preceding sentence, such authority shall include the right to determine that a transaction (or series of related transactions) is not a Control Purchase, even though literally included within the definition of that term, if the Administrative Committee determines, in its sole discretion, that the transaction (or series of related transactions) does not have the effect of significantly changing or influencing the control of the Company on a permanent basis. Each action and determination made or taken pursuant to the Plan by the Administrative Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Administrative Committee shall be liable for any action or determination made or taken by him or the Administrative Committee in good faith with respect to the Plan.

    3.5 LIMITS ON AUTHORITY. Exercise of the foregoing authority by the Administrative Committee shall be consistent (a) with the intent that all Incentive Stock Options issued under this Plan be qualified under the terms of
Section 422 of the Code (including any amendments thereto and any similar successor provision), and (b) if the Company registers any class of any Equity Security pursuant to Section 12 of the Exchange Act, with the intent that the Plan be administered in a manner that satisfies the conditions of Rule 16b-3(c)(2)(i) under the Exchange Act (including any amendments thereto and any similar successor provision) so that the grant of Awards under this Plan, as well as all other transactions with respect to the Plan, to Awards granted thereunder and to any Common Stock acquired upon exercise of Awards, shall, to the extent possible, be exempt from the operation of Section 16(b) of the Exchange Act.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be two million six hundred fifty thousand (2,650,000) shares. Awards with respect to such shares of Common Stock may be made in the form of Options, SARs, Restricted Shares and/or Stock Units. Except for Tandem SARS granted pursuant to Article VII, once an Award in a particular form has been made with respect to a share of Common Stock, Awards with respect to such share may not thereafter be made in any other form unless, in accordance with the last sentence of this Section 4.1, the share again becomes available for purposes of the Plan. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of Free Standing SARs granted under the Plan that shall be exercised for cash, and (iii) any Award of Restricted Shares or Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Stock Units other than voting rights and the accumulation of Retained Distributions), shall again be available for purposes of the Plan.

    4.2 ADJUSTMENTS. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Administrative Committee determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions) affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Administrative Committee shall, in its sole discretion and in such manner as the Administrative Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of shares that thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing; PROVIDED, HOWEVER, that the number of shares subject to any Award shall be always a whole number. No adjustment shall be made under this Section 4.2 on account of the share dividend approved by the Board simultaneously with its approval of this Plan. The Administrative Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

                                   ARTICLE V
                                  ELIGIBILITY

    5.1 GENERAL. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such employees (including officers and, subject to Section 5.2, directors who are also employees) of the Company as the Administrative Committee shall select. Awards may be made to employees who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

    5.2 INELIGIBILITY. No member of the Administrative Committee, while serving as such, shall be eligible to receive an Award.

                                   ARTICLE VI
                                 STOCK OPTIONS

    6.1 GRANT OF OPTIONS. Subject to the limitations of the Plan, the Administrative Committee shall designate from time to time those eligible employees to be granted Options, the time when each Option shall be granted to such eligible employees, the number of shares subject to such Option, whether such Option is an Incentive Stock Option or a Nonqualified Stock Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option. Subject to the provisions of the Plan, the same person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

    6.2 OPTION PRICE. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Administrative Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted; PROVIDED, HOWEVER, that the exercise price of an Incentive Stock Option shall be (i) at least 110% of the Fair Market Value of the Common Stock subject thereto as of the date of grant, if such Incentive Stock Option is being granted to a 10% Shareholder, and (ii) at least 100% of the Fair Market Value of the Common Stock subject thereto as of the date of grant, if such Incentive Stock Option is being granted to any other person.

    6.3 LIMITATIONS ON GRANTS.

        (A) ANNUAL LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code) become exercisable for the first time by a Holder shall not exceed $100,000 (said value to be determined as of the respective dates on which the options are granted to the Holder). If (i) a Holder holds one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code), and (ii) the aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, such options become exercisable for the first time exceeds $100,000 (said value to be determined as provided above), then such option or options are intended to qualify under Section 422 of the Code with respect to the maximum number of such shares as can, in light of the foregoing limitation, be so qualified, with the shares so qualified to be the shares subject to the option or options earliest granted to the Holder. If an Option that would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock that would cause such aggregate Fair Market Value to exceed $100,000, then the portion of the Option in respect of such shares shall be deemed to be a Nonqualified Stock Option.

        (B) ANNUAL LIMITATION ON GRANTS FOLLOWING EXCHANGE ACT REGISTRATION. If the Company registers any class of any Equity Security pursuant to Section 12 of the Exchange Act, then, from the effective date of the registration until six (6) months after the termination of the registration, the number of shares subject to one or more Options granted during any calendar year to an Eligible Person shall not exceed one hundred fifty thousand (150,000).

    6.4 TERM OF OPTIONS. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Administrative Committee shall determine as set forth in the applicable Agreement, but not more than (i) five (5) years from the date of grant in the case of Incentive Stock Options held by 10% Shareholders and
(ii) ten (10) years from the date of grant in the case of all other Stock
Options.

    6.5 EXERCISE OF OPTIONS. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; PROVIDED, HOWEVER, that subsequent to the grant of an Option, the Administrative Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

    6.6 MANNER OF EXERCISE.

        (A) FORM OF PAYMENT. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Administrative Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.10 shall be determined by the Administrative Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Holder, (v) the withholding of shares of Common Stock issuable upon exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The permitted methods or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Administrative Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Administrative Committee shall have the sole discretion to approve or disapprove such election, which approval or disapproval shall be given after such election is made, and the making of such election (including the related exercise of the Option) shall (to the extent necessary) comply with the requirements for exemptive relief under Rule 16b-3, including, to the extent necessary and without limitation, paragraphs (e)(3) and (e)(4) thereof.

        (B) VALUE OF SHARES. Shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

        (C) ISSUANCE OF SHARES. The Company shall effect the issuance of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.10, and within a reasonable time thereafter such issuance shall be evidenced on the books of the Company. No Holder or other person exercising an Option shall have any of the rights of a shareholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

        (D) LEGEND. The Holder consents to the placement of a legend on the Certificate for his or her shares, which legend shall be in form substantially as follows:

           NOTICE: TRANSFER AND OTHER RESTRICTIONS

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT (COLLECTIVELY, THE "SECURITIES LAWS"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THE SHARES (I) ARE REGISTERED UNDER THE SECURITIES LAWS, OR (II) ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE CORPORATION IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

           THE SHARES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER, AND MAY BE SUBJECT TO REPURCHASE BY THE CORPORATION, PURSUANT TO THE PROVISIONS OF THE CORPORATION'S 1993 STOCK INCENTIVE PLAN AND/OR AN OPTION AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION OR ITS LEGAL COUNSEL.

    6.7 NONTRANSFERABILITY. Options shall not be transferable other than by will or the laws of descent and distribution, and Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

    6.8 RIGHT OF REPURCHASE.

        (a) If so specified by the Administrative Committee at the time an Option is granted, the Company shall have the right, but shall not be required, to repurchase from a Holder all or part of the shares of Common Stock acquired by such Holder upon exercise of the Option. Such right shall be exercisable at any time and from time to time during the period commencing on the date of termination of the Holder's employment with the Company for any reason other than death or Disability and continuing for a period of one (1) year thereafter. Such right shall apply to all shares acquired by such Holder upon exercise of the Option, regardless of whether acquired before or after the termination of employment. The Company's right of repurchase under this Section 6.8 shall be deemed exercised upon delivery of written notice of such exercise to the Holder, specifying the number of shares to be repurchased and the effective date of such repurchase, which date shall not be earlier than the date of such notice nor later than the date of termination of the Company's right of repurchase. With respect to each share to be repurchased, the repurchase price shall be the Fair Market Value of such share as of the effective date of such repurchase, except as otherwise provided in Section 6.8(b).

        (b) If, through the effective date of repurchase described in Section 6.8(a), the Holder has acquired through exercise of an Option a number of shares of Common Stock in excess of the product of the applicable percentage, as set forth in the table below, times the total number of shares subject to the Option at the time it was originally granted to the Holder (the "Excess Shares"), then the repurchase price for each of such Excess Shares that the Company elects to repurchase in the manner provided in Section 6.8(a) shall be the option price paid to acquire such share. The applicable percentage shall be based on the time elapsed between (i) the Holder's initial date of hire, or such other date as may be specified by the Administrative Committee at the time the Option is granted to the Holder (such initial date of hire or other date shall be referred to below as the "Computation Date"), and (ii) the date on which the employment of the Holder terminates, as follows:

TIME ELAPSED SINCE                                                               APPLICABLE
COMPUTATION DATE                                                                 PERCENTAGE
------------------------------------------------------------------------------  -------------
Less than one (1) year........................................................           0%
At least one (1) but less than two (2) years..................................          20%
At least two (2) but less than three (3) years................................          40%
At least three (3) but less than four (4) years...............................          60%
At least four (4) but less than five (5) years................................          80%

In the event the Company exercises its right under Section 6.8(a) to repurchase less than all the shares held by the Holder, the shares repurchased shall be deemed to be Excess Shares, to the extent thereof.

        (c) Any right of repurchase of the Company under this Section 6.8 shall terminate upon the occurrence of a Control Purchase or an Approved Transaction (other than an Approved Transaction in connection with which the Administrative Committee determines, in accordance with the last sentence of
    Section 10.1(b), that Options otherwise subject to such right of repurchase will not vest or become exercisable on an accelerated basis and/or will not terminate if not exercised prior to consummation of the Approved Transaction).

    6.9 DELEGATION TO EXECUTIVE OFFICER OF AUTHORITY TO GRANT OPTIONS; EXPEDITED APPROVAL BY AD HOC COMMITTEE.

        (a) The Board or the Administrative Committee may delegate to an Executive Officer the authority to determine from time to time (i) the persons to whom Options are to be granted; (ii) the number of shares of Common Stock for which the Options are exercisable and the purchase price of such shares; (iii) whether the Options are Incentive Stock Options or Nonqualified Stock Options; and (iv) all of the other terms and conditions (which need not be identical) of the Options; PROVIDED, HOWEVER, that (A) the authority delegated to the Executive Officer under this Section 6.9 shall not exceed that of the Administrative Committee under the foregoing provisions of this Article 6 and shall be subject to such limitations, in addition to those specified in this Section 6.9, as may be specified by the Board or the Administrative Committee at the time of delegation; (B) the Executive Officer may not be delegated authority under this Section 6.9 to grant any Option to any person who is an Executive Officer or a director of the Company at the time of the grant; (C) the purchase price of each share of Common Stock under an Option granted under this Section 6.9 shall not be less than the Fair Market Value of such share on the date of grant of the Option; and (D) the Executive Officer shall promptly provide a report to the Administrative Committee of each person to whom an Option has been granted under this Section 6.9 and the material terms and conditions of the Option.

        (b) The foregoing notwithstanding, if an Option is proposed to be granted to a new employee hired as an Executive Officer of the Company, and if the chairman of the Administrative Committee determines, in his sole discretion, that such Option must be approved more quickly than is reasonably achievable by convening the Administrative Committee in a formal or telephonic meeting, then the chairman of the Administrative Committee and the Company's President may, without any further action by the Administrative Committee or the Board, act together as a duly constituted ad hoc committee of the Board, with the power to approve the number of shares of Common Stock under, and the other terms and conditions governing, the Option proposed to be granted, and such Option shall have the same legal effect as if it had been duly approved by the Administrative Committee.

                                  ARTICLE VII
                                      SARS

    7.1 GRANT OF SARS. Subject to the limitations of the Plan, SARs may be granted by the Administrative Committee to such eligible employees in such numbers and at such times during the term of the Plan as the Administrative Committee shall determine. An SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

    7.2 TANDEM SARS. A Tandem SAR may be granted either concurrently with the grant of the related Option or (if the related Option is a Nonqualified Stock Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise of Tandem SARs, the related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Tandem SARs are exercised for purposes of determining the number of shares of Common Stock that remain subject to such related Option and for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the related Option purchase price per share; PROVIDED, HOWEVER, that the Administrative Committee may, in any Agreement granting Tandem SARs, provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

    7.3 FREE STANDING SARS. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable agreement. The base price of a Free Standing SAR shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Free Standing SAR. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the base price per share of such Free Standing SAR.

    7.4 CONSIDERATION. The consideration to be received upon the exercise of an SAR by the Holder shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of such SAR) or a combination of cash and shares of Common Stock as specified in the Agreement, or, if so provided in the Agreement, either as determined by the Administrative Committee in its sole discretion or as elected by the Holder, provided that the Administrative Committee shall have the sole discretion to approve or disapprove the election by a Holder to receive cash in full or partial settlement of an SAR, which approval or disapproval shall be given after such election is made. The Company's obligation arising upon the exercise of an SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Administrative Committee may determine. No fractional shares of Common Stock shall be issuable upon exercise of an SAR and, unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. The election by a Holder to receive cash in full or partial settlement of an SAR, as well as the exercise by the Holder of an SAR for cash, shall (to the extent necessary) comply with the requirements for exemptive relief under Rule 16b-3, including, to the extent necessary and without limitation, paragraphs
(e)(3) and (e)(4) thereof. Unless the Administrative Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

    7.5 LIMITATIONS. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs and for such other limits on the rights of the Holder and such other terms and conditions of the SAR as the Administrative Committee may determine, including, without limitation, a consideration that the SAR may be exercised only in accordance with rules and regulations adopted by the Administrative Committee from time to time. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

    7.6 EXERCISE. For purposes of this Article VII, the date of exercise of an SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR.

    7.7 NONTRANSFERABILITY. SARs shall not be transferable other than by will or by the laws of descent and distribution and SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).

                                  ARTICLE VIII
                               RESTRICTED SHARES

    8.1 GRANT. Subject to the limitations of the Plan, the Administrative Committee shall designate those eligible employees to be granted awards of Restricted Shares, shall determine the time when each such Award shall be granted and whether shares of Common Stock covered by awards of Restricted Shares will be issued at the beginning or the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares and may prescribe other restrictions, terms and conditions applicable to such Restricted Shares in addition to those provided in the Plan. The Administrative Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; PROVIDED, HOWEVER, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Administrative Committee pursuant to this Section 8.1 shall be specified in the Agreement.

    8.2 ISSUANCE OF RESTRICTED SHARES AT BEGINNING OF THE RESTRICTION PERIOD. If shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company and the Holder shall deposit with the company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

    8.3 RESTRICTIONS. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain dividends and distributions paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of Common Stock with respect to such Restricted Shares; except, that, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Administrative Committee may in it sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Administrative Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

    8.4 ISSUANCE OF STOCK AT END OF THE RESTRICTION PERIOD. Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of Common Stock and the Holder shall not have any of the rights of a shareholder with respect to the shares of Common Stock covered by such an Award of Restricted Shares, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period.

    8.5 CASH AWARDS. In connection with any Award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Administrative Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments that such Holder shall be otherwise entitled or eligible to receive from the Company.

    8.6 COMPLETION OF RESTRICTION PERIOD. On the Vesting Date with respect to each Award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested and (c) any cash award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares or Retained Distributions that shall not become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares or Retained Distributions that shall have been so forfeited. The Administrative Committee may, in its discretion, provide that the delivery of any Restricted Shares or Retained Distributions that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Administrative Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Administrative Committee may provide.

                                   ARTICLE IX
                                  STOCK UNITS

    9.1 GRANT. In addition to granting awards of options, SARs and Restricted Shares, the Administrative Committee shall have authority to grant to eligible employees awards of units, the value of which is based, in whole or in part, on the Fair Market Value of the Common Stock ("Stock Units"). Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Administrative Committee may determine in its sole discretion, which need not be identical for each Award. The determinations made by the Administrative Committee pursuant to this Section
9.1 shall be specified in the applicable Agreement.

    9.2 RULES. The Administrative Committee may, in its sole discretion, establish any or all of the following rules for application to an Award of Stock
Units:

        (a) Any shares of Common Stock that are part of an Award of Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or if later, the date provided by the Administrative Committee at the time of the Award.

        (b) Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

        (c) Awards of Stock Units may relate in whole or in part to performance or other criteria established by the Administrative Committee at the time of the grant.

        (d) Awards of Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, elections by the employee to defer payment of the Award, or the lifting of restrictions on the Award, if any.

        (e) In such circumstances as the Administrative Committee may deem advisable, the Administrative Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

                                   ARTICLE X
                               GENERAL PROVISIONS

    10.1 CERTAIN EVENTS. The provisions of this Section 10.1 shall apply to all Awards, except to the extent that one or more Agreements expressly provide otherwise.

        (A) DEATH OR DISABILITY. Upon the death or Disability of the Holder of an Award: (i) in the case of an Option or SAR, the Award shall become fully vested and exercisable for all of the shares under the Award; (ii) in the case of Restricted Shares, the Restriction Period applicable to the Award shall expire and all of the Restricted Shares and any related Retained Distributions shall vest and any cash amounts payable pursuant to the Agreement evidencing the Award shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, the Award shall become fully vested and exercisable for all of the Stock Units under the Award.

        (B) CONTROL PURCHASE. Effective upon a Control Purchase, if the Holder of an Award is in the employ of the Company at that time: (i) in the case of an Option or SAR, the Award shall become fully vested and exercisable for all of the shares under the Award; (ii) in the case of Restricted Shares, the Restriction Period applicable to the Restricted Shares shall expire and all of the Restricted Shares and any related Retained Distributions shall vest and any cash amounts payable pursuant to the Agreement evidencing the Award shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, the Award shall become fully vested and exercisable for all of the Stock Units under the Award.

        (C) APPROVED TRANSACTION. The following provisions shall apply if an Approved Transaction occurs:

        (i) The Company shall provide each Holder with notice of the pendency of the Approved Transaction at least

        (ii) fifteen (15) days prior to the expected date of consummation thereof (the date on which the Approved Transaction is consummated will be referred to as the "Transaction Date").

       (iii) Effective immediately prior to the Transaction Date, if at that time the Holder of an Award is in the employ of the Company and has been in the employ of the Company for at least one (1) year:

           (A) in the case of an Option or SAR, the Award shall become vested and exercisable for the number of shares for which the Award would have been exercisable if the Holder had remained in the employ of the Company until--

                (I) he first (1st) anniversary of the Transaction Date, if the
                    Holder on the Transaction Date has been in the employ of the Company for less than two (2) years; or

               (II) the second (2nd) anniversary of the Transaction Date, if the
                    Holder on the Transaction Date has been in the employ of the Company for at least two (2) years but less than three (3) years; and the Award shall become fully vested and exercisable for all of the shares under the Award if the Holder on the Transaction Date has been in the employ of the Company for at least three (3) years;

            (B) in the case of Restricted Shares, the Restriction Period applicable to the Award shall expire and all of the Restricted Shares and any related Retained Distributions shall vest and any cash amounts payable pursuant to the Agreement evidencing the Award shall be adjusted in such manner as may be provided in the Agreement; and

            (C) in the case of Stock Units, the Award shall become vested and exercisable for the number of Stock Units for which the Award would have been exercisable if the Holder had remained in the employ of the Company until--

                (I) the first (1st) anniversary of the Transaction Date, if the
                    Holder on the Transaction Date has been in the employ of the Company for less than two (2) years; or

               (II) the second (2nd) anniversary of the Transaction Date, if the
                    Holder on the Transaction Date has been in the employ of the Company for at least two (2) years but less than three (3) years; and the Award shall become fully vested and exercisable for all of the Stock Units under the Award if the Holder on the Transaction Date has been in the employ of the Company for at least three (3) years.

           Following notice of the Approved Transaction, any exercise of the Option or SAR, and any tender of any amount required as a condition to receipt of benefits under the Stock Units, may be contingent upon consummation of the Approved Transaction, if so elected by the Holder in the notice of exercise or tender, and shall be contingent upon such consummation with respect to any portion of the Award that will only become vested and exercisable immediately prior to such consummation.

        (iv) Upon consummation of the Approved Transaction, all Awards shall terminate.

        (v) Section 10.1(c)(ii) and Section 10.1(c)(iii) shall not apply to an Award, if the Administrative Committee determines, in its sole discretion, that the Company or another party to the Approved Transaction has made equitable and appropriate provision for continuation of the Award, or for replacement of the Award with a new award on terms which are, as nearly as practicable, the financial equivalent of the Award (taking into account the consideration that holders of Common Stock will receive in the Approved Transaction). An equitable and appropriate replacement of an Award shall include, but not be limited to, the making of a cash payment to the Holder, in cancellation of the Award, of such amount as the Administrative Committee determines, in its sole discretion, represents the value the Award would then have if it were fully vested and exercisable and free of restrictions.

        (D) TERMINATION AFTER CERTAIN APPROVED TRANSACTIONS. If, in connection with an Approved Transaction in which the Company or another party to the Approved Transaction makes equitable and appropriate provision, in the manner contemplated by Section 10.1(c)(iv), for continuation of one or more Options, or for replacement of one or more Options with one or more new options (any Option so continued or replaced shall be referred to as a "Continuing Option"), then, if the Company terminates the employment of the Holder of a Continuing Option without Cause within a period of eighteen (18) months following the Transaction Date, or if the Holder voluntarily terminates his or her employment with the Company for Good Reason during such period, then (A) all Continuing Options held by the Holder shall become fully vested and exercisable for all of the shares thereunder; (B) all restrictions under the Plan or any Agreement with respect to Common Stock issued pursuant to the exercise of any such Continuing Option (other than restrictions on transfer under federal and applicable state securities laws), including but not limited to contractual restrictions on transfer, rights of repurchase or first refusal in favor of the Company and restrictions on certificates for the Common Stock (other than restrictions on certificates designed to promote compliance with federal and applicable state securities laws) shall automatically terminate; and (C) each such Continuing Option shall remain exercisable until a period of eighteen (18) months has elapsed following the Transaction Date or until the date on which the Continuing Option would have expired if the employment of the Holder had not terminated, whichever occurs first. For purposes of this Section 10.1(d), the term "Company" shall include another party to the Approved Transaction.

    10.2 TERMINATION OF EMPLOYMENT TC.

        (A) GENERAL. If a Holder's employment shall terminate prior to the complete exercise of an Option or SAR (or deemed exercise thereof, as provided in Section 7.2) or during the Restriction Period with respect to any Restricted Shares or prior to the vesting or complete exercise of any Stock Units, then such Option, SAR or Stock Unit shall thereafter be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions, and cash amounts and any such unvested Stock Units shall (except as otherwise provided in Section 10.1) thereafter vest, solely to the extent provided in the applicable Agreement; PROVIDED, HOWEVER, that
    (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least six months following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination by the Company for Cause will be treated in accordance with the provisions of
    Section 10.2(b).

        (B) TERMINATION FOR CAUSE. If a Holder's employment is terminated for Cause during the Restriction Period with respect to Restricted Shares, or prior to the exercise of an Option or SAR, or prior to the vesting or exercise of Stock Units, then (i) all Options and SARs and all unvested or unexercised Stock Units held by the Holder shall immediately terminate, and
    (ii) the Holder's rights to all Restricted Shares and Retained Distributions, and to any cash amounts payable in connection therewith, shall immediately terminate.

        (C) MISCELLANEOUS. The Administrative Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan--

        (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days, and

        (ii) a leave of absence in excess of ninety (90) days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or by contract--

       shall not be deemed a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

    10.3 RIGHT OF COMPANY TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any Award, and no action of the Company or the Administrative Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company.

    10.4 NONALIENATION OF BENEFITS. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

    10.5 WRITTEN AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as Incentive Stock Options or Nonqualified Stock Options; each SAR shall be evidenced by a stock appreciation rights agreement; each Award of Restricted Shares shall be evidenced by a restricted shares agreement and each Award of Stock Units shall be evidenced by a stock units agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Administrative Committee from time to time shall approve; PROVIDED, HOWEVER,that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares or Stock Units shall be notified promptly of such grant, a written agreement shall be executed and delivered by the Company to the grantee within sixty (60) days after the date the Administrative Committee approves such grant, and, in the discretion of the Administrative Committee, such grant of Options, SARs, Restricted Shares or Stock Units shall terminate if such written agreement is not signed by such grantee (or his attorney) and delivered to the Company within sixty (60) days after it is delivered to the grantee. Any such written agreement may contain (but shall not be required to contain) such provisions as the Administrative Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such agreement may be supplemented or amended from time to time as approved by the Administrative Committee as contemplated by Section 10.8(b).

    10.6 DESIGNATION OF BENEFICIARIES. Each employee who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Administrative Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such employee. If beneficiaries are not designated, then the beneficiary of all rights of the Holder with respect to any Awards granted hereunder shall be the Holder's estate.

    10.7 RIGHT OF FIRST REFUSAL. The Agreements may contain such provisions as the Administrative Committee shall determine to the effect that, if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option or SAR or upon the vesting of Restricted Shares or Stock Units awarded under the Plan, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three (3) business days and not more than ten (10) business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options or SARs and the vesting of Restricted Shares or Stock Units shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

    10.8 TERMINATION AND AMENDMENT.

        (A) GENERAL. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Administrative Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; PROVIDED, HOWEVER, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3. Notwithstanding the foregoing, without further shareholder approval no modification or amendment to this Plan shall increase the number of shares of Common Stock subject to the Plan (except as authorized by Article IV), change the class of persons eligible to receive Awards under the Plan, or otherwise materially increase the benefits accruing to participants under the Plan.

        (B) MODIFICATION. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.8(a)), the Administrative Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment that would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Administrative Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.08(b) shall be construed to prevent the Administrative Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Administrative Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

    10.9 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. As long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements
(i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

    10.10 WITHHOLDING. The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Stock Units, as appropriate, may, in the discretion of the Administrative Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitations, the conditions referenced in Section 6.6) as the Administrative Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Administrative Committee for the payment of, all such federal, state and local taxes, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

    10.11 SEPARABILITY. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

    10.12 NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    10.13 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder that is payable to such beneficiary under any life insurance plan covering employees of the Company.

    10.14 UNFUNDED PLAN The Company shall not be required to segregate any cash or any shares of Common Stock that may at any time be represented by Awards and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VII with respect to awards of Restricted Shares and except as expressly set forth in writing, no employee shall have voting or other rights with respect to shares of Common Stock prior to the issuance of certificates for such shares. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company, as the case may be.

    10.15 GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington.

    10.16 ACCOUNTS. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.10.

    10.17 LEGENDS. In addition to any legend contemplated by Section 6.6(d) or
Section 10.7, each certificate evidencing Common Stock subject to an Award shall bear such legends as the Administrative Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

    10.18 COMPANY'S RIGHTS. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

                                     [MAP]

                       MULTIPLE ZONES INTERNATIONAL, INC.
                               THREE RENTON PLACE
                              707 SOUTH GRADY WAY
                             RENTON, WA 98055-3233
                                 (206) 430 3000
                                 (425) 430 3000

                      MULTIPLE ZONES INTERNATIONAL, INC
                                   PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having received the Notice of Annual Meeting of Shareholders of Multiple Zones International, Inc. (the "Company"), and the related Proxy Statement dated April 9, 1999, hereby appoints Firoz H.
Lalji and Peter J. Biere, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to attend the Annual Meeting of Shareholders of the Company on April 29, 1999, and any adjournments thereof, and to vote thereat all shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, such proxies being instructed to vote as specified on the reverse side, or, to the extent not specified, to vote FOR the election as directors of all nominees named on the reverse side, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4 and to vote in their discretion on any other matters presented at the meeting or any adjournments thereof.

              PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN
                   IT PROMPTLY IN THE ENCLOSED ENVELOPE

               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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

                                                                                                             Please mark
                                                                                                             your votes as  /X/
                                                                                                             indicated in
                                                                                                             this example

                            FOR all    WITHHOLD AUTHORITY                                                     FOR  AGAINST  ABSTAIN
                            nominees   to vote for all nominees
1. ELECTION OF DIRECTORS:    / /       / /                                 2. ADOPTION OF 1999 DIRECTOR STOCK  / /    / /     / /
                                                                              OPTION PLAN.
John H. Bauer, John T. Carleton, Firoz H Lalji,
Kathleen Pushor and Richard E. Carter.                                     3. ADOPTION OF AMENDED AND RESTATED / /    / /     / /
                                                                              1993 STOCK INCENTIVE PLAN.
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)               4. RATIFICATION OF APPOINTMENT OF   / /    / /     / /
                                                                              AUDITORS.


                                                                                 This proxy, when properly executed, will be
                                                                                 voted in the manner specified by the
                                                                                 undersigned. Except as otherwise specified,
                                                                                 this proxy will be voted FOR the election as
                                                                                 directors of all nominees named above, FOR
                                                                                 adoption of the Company's 1999 Director Stock
                                                                                 Option Plan, FOR adoption of the Company's
                                                                                 Amended and Restated 1993 Stock Incentive Plan
                                                                                 and FOR ratification of the appointment of
                                                                                 PricewaterhouseCoopers, LLP as the Company's
                                                                                 independent accountants.

                                                                                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                                 ALL OF THE NOMINEES NAMED ABOVE, FOR PROPOSAL
                                                                                 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4

    Signature(s)                                                                                Dated  April       , 1999
             -----------------------------------------------------------------------------------             -----
    Please sign name exactly as it appears hereon. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.

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